UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2007
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 — 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Historical Revenue Information

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On April 30, 2007, the Company issued a press release announcing results for its first quarter of fiscal year 2007. Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated April 30, 2007, announcing the Company’s results of operations. Also attached hereto as Exhibit 99.2 is updated unaudited historical revenue information for Laserscope’s urology business to include the first quarter 2007.
The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
      (a) Financial Statements of Businesses Acquired.
           Not Applicable.
      (b) Pro Forma Financial Information.
           Not Applicable.
      (c) Shell Company Transactions.
           Not Applicable.
      (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 30, 2007 (included herewith).

99.2	Historical Revenue Information (included herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
By:	/s/Mark Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

April 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 30, 2007 (included herewith).

99.2	Historical Revenue Information (included herewith).